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                                                                    EXHIBIT 23.1




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-74889 on Form S-8 of our report dated February 1, 2002 appearing in this Annual Report on Form 10-K of Championship Auto Racing Teams, Inc. for the year ended December 31, 2001.




Detroit, Michigan
April 1, 2002